                                                                   EXHIBIT 10.42
                                                                   -------------

[*] IMPORTANT NOTE: Certain material, indicated by four asterisks ("****"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                 CONSTRUCTION
                       AND OVERSIGHT SERVICES AGREEMENT
                       --------------------------------

         THIS Agreement is executed as of the 29th day of December, 2000 between iPCS Wireless, Inc., a Delaware corporation ("IPCS") and SDS Wireless, Inc., a Texas corporation ("SDS").

         WHEREAS, IPCS has obtained the right to construct and operate a PCS network in certain areas pursuant to an agreement titled "Sprint PCS Management Agreement dated January 22, 1999 between WirelessCo, L.P., Sprint Spectrum L.P. and Illinois PCS, L.L.C." and Addenda thereto (the "Sprint Agreement"). IPCS has need for a firm to provide certain construction and oversight services described herein for the development of approximately one hundred fifty (150) wireless communications sites of a PCS communications network in the geographic area in the States of Iowa and Nebraska in the Basic Trading Areas ("BTAs") as set out on attached Exhibit A (the "Project"); and
            ---------

         WHEREAS, SDS has a full understanding of the scope of services required to properly complete the Project, and represents that it has the knowledge and experience necessary to provide such services and all other services detailed herein; and the parties wish to set out their Agreement in writing.

         NOW, THEREFORE, in consideration of the foregoing and of the covenants contained herein, the parties agree as follows:

1.       Term. The term of this Agreement shall commence upon its full execution
         ----
and shall continue until the Project is complete, unless sooner terminated as provided herein.


2.       SDS Responsibilities.
         --------------------

         2.1 Scope of Services. The services proposed by SDS to complete the
             -----------------
Project and for which SDS will be responsible under this Agreement are set forth on attached Exhibit B, except to the extent any of the provisions thereof are
            ---------
superseded by the terms of this Agreement (the "Services"). The parties acknowledge that all of the services set out on Exhibit B shall be performed
                                                ---------
directly by SDS except to the extent such services are (i) performed by a third party listed on SDS' subcontractor list attached hereto as Exhibit C, or (ii)
                                                           ---------
hereafter agreed in writing by SDS and IPCS to be performed by a third party not listed on Exhibit C. All such Services shall be performed on a timely basis to
          ---------
accomplish the completion of the build out of the system in accordance with the Build Out Plan set out as attached Exhibit D, and shall meet or exceed the
                                   ---------
Sprint PCS Technical Program Requirements (the "Requirements") set out as
Exhibit 7.2 to the Sprint Agreement and attached hereto as Exhibit E, including
                                                           ---------
any changes to those Requirements from time to time. SDS warrants that it has copies of, has reviewed and is fully familiar with each of the "standard documents" referenced therein to the extent relevant to the performance of the Services hereunder.

         2.2 Qualified Third Party. SDS shall assure that any third party
             ---------------------
engaged to perform any of the activities set out on attached Exhibit B is
                                                             ---------
properly qualified and has adequate experience to properly complete such activity. All contracts with any third party shall be entered between SDS and such third party directly, unless IPCS shall agree to become a party thereto. IPCS shall be a third party beneficiary to any such agreement. SDS will coordinate all activities of any such third party to assure proper and timely completion of such activities to allow SDS to fulfill all of its obligations and time commitments under this Agreement.

         2.3 Necessary Supplies. Except as otherwise to be provided by IPCS
             ------------------
(e.g., IPCS' BTS equipment) or a third party as specified on Exhibit C, SDS
                                                             ---------
shall provide any and all services, materials, equipment, machinery, tools, labor, utilities and any other items necessary (all herein "Supplies") for the completion of its responsibilities under this Agreement. All such Supplies shall be procured and paid for by SDS and such Supplies shall be for the benefit of IPCS, other than those Supplies that are intended to be solely SDS' property. SDS shall be responsible for the handling and storage of all such Supplies.

         2.4 Taxes. Except for applicable sales tax and except as otherwise
             -----
specified on Exhibit B, SDS shall be responsible for any and all taxes, fees or
             ---------
levies incurred with regard to the Services.

         2.5 Best Efforts and IPCS Direction. SDS agrees to use all best efforts
             -------------------------------
to provide the Services and complete portions of the Project within the timeframes set out in Exhibit D attached hereto. SDS further agrees that it
                      ---------
shall coordinate all such activity through the representative or representatives of IPCS as designated by IPCS from time to time and shall coordinate and work with Sprint Spectrum L.P. and with any other contractor or service provider engaged by IPCS with which coordination is required to allow full compliance by IPCS with the Sprint Agreement. In the event SDS does not meet the "Network Ready Date" (NRD) for any tower site, as specified for that tower on Exhibit D,
                                                                     ---------
the parties agree that, in addition to any other remedies IPCS may have, IPCS shall be entitled to retain the amount of the Project/Construction Management Fee for that site in the amount of $****. The parties acknowledge that the actual loss incurred by IPCS for such failure will be difficult to determine, however the amount set forth above represents an agreed reasonable advance estimate of such loss, therefore representing liquidated damages and not a penalty. The parties further agree that this liquidated damages provision shall apply in the event that either Trinity Wireless Towers, Inc. a Texas corporation ("TWT"), or Trinity Wireless Services, Inc., a Texas corporation ("TWS"), both of which are affiliates of SDS, shall fail to meet the NRD for their respective services and with respect to the sites as set out in the Build-to-Suit Agreement (the "BTS Agreement") among IPCS, TWT, SDS and TWS, dated December 29, 2000. The Network Ready Date (NRD) shall be extended by reason of an event of Force Majeure, as described in Section 13.1 hereof, but only for the time that such Force Majeure event shall continue.

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

         2.6 Complete Services. The parties acknowledge that it is their mutual
             -----------------
intent that the Services detailed on Exhibit B encompass all of the services
                                     ---------
required to complete the Project.


         2.7 Need for Additional Services. SDS agrees to immediately notify IPCS
             ----------------------------
in the event it determines any additional services may be required to complete the Project that are not otherwise specified as part of this Agreement, and the parties agree to promptly meet to discuss the need for such services and negotiate reasonable compensation for the timely completion thereof if required.


         2.8 Hazardous Materials. As part of the Services, SDS will track
             -------------------
requests for NEPA and phase I environmental reports. SDS agrees to notify IPCS in scheduled progress meetings in the event a phase I environmental report suggests evidence of any hazardous material then being on or having previously been on a site.


         2.9 Utilities. SDS will be responsible for timely coordination to
             ---------
provide electricity, water and any other utility to each site to assure there is no delay in site development. SDS shall establish the accounts for such utilities in the name of IPCS and shall promptly notify IPCS of the establishment of such accounts.


         2.10 Time is of the Essence. SDS acknowledges that time is of the
              ----------------------
essence of this Agreement, and SDS will use all best efforts to provide the Services and coordinate the completion of the Project within the timeframe specified in this Agreement. Any delay by IPCS in providing material information, criteria or approvals shall extend the time for completion by SDS by one day for each day of delay by IPCS. SDS shall not be liable for any additional costs or expenses arising from or as a result of any such delay by IPCS.


         2.11 Standard of Performance. SDS warrants that the Services shall be
              -----------------------
performed in a professional and skillful manner and that all work required as part of the Services shall be free from defects in design, material and workmanship and shall otherwise conform with the requirements of this Agreement. SDS further warrants that it will monitor the activities of any third parties who perform any part of the Services to assure that they meet the standard set forth above.


         2.12 Sprint PCS Technical Program Requirements. SDS will provide the
                         ------------------------------
Services and complete the Project in a manner to meet the Requirements described on attached Exhibit E, including any changes to those Requirements from time to
            ---------
time. SDS shall be responsible for all changes and additional services required to assure that the system Requirements set out on Exhibit E are met prior to
                                                  ---------
final acceptance by IPCS.

         2.13 Permits, etc. IPCS shall also cooperate as reasonably required by
              ------------
SDS in the process of obtaining necessary permits, licenses and inspections.


         2.14 As Built Plans. SDS agrees to provide all original or copies of
              --------------
drawings, designs, surveys and any "as-built" drawings for each site at the time it delivers its notice of site completion for final payment. SDS shall at the same time provide final lien waivers with regard to all Services performed on that site, including that of SDS.

          2.15 Safety and Supervision Matters. SDS shall be solely responsible
               ------------------------------
for establishing and maintaining safety precautions and programs with regard to the Services and Supplies to be provided hereunder. SDS shall further be responsible to assure that any third party providing any Services or Supplies shall comply with all applicable laws, ordinances, rules, relations and any applicable orders of public authorities.


         2.16 Certificate of Compliance. Prior to commencing any Services
              -------------------------
hereunder, SDS shall execute and deliver to IPCS a Certificate of Compliance in the form set forth as attached Exhibit F. SDS shall also require TWS and any
                               ---------
other party engaged by SDS to perform any of the Services to execute and deliver a Certificate of Compliance on the same form, shall provide the original thereof to IPCS before any such third party commences any of the Services and shall keep a copy thereof on file and accessible.


3.       IPCS Responsibilities.
         ---------------------

         3.1 Availability. IPCS shall make its representatives continuously
             ------------
available to SDS throughout the Project to provide input, information, guidance and decisions on various matters promptly as such matters are brought by SDS to the attention of IPCS. The IPCS representatives shall be the following: Anthony
                                                                        -------
R. Muscato, Peter Hefner and Jeffrey Pinegar, and any other individual
--------------------------------------------
designated by IPCS in writing from time to time. The IPCS representatives shall have full authority to act on behalf of IPCS and shall promptly review documents and render decisions to facilitate provision of the Services by SDS.


         3.2 Cooperation. IPCS will cooperate with SDS as reasonably required to
             -----------
allow SDS to provide the Services on a timely basis. IPCS shall also cooperate as reasonably required by SDS in the process of obtaining necessary permits, licenses and inspections.


         3.3 IPCS Assistance. IPCS shall provide all guidance required with
             ---------------
respect to the Requirements set out on attached Exhibit E for the Project.
                                                ---------

         3.4 Communications with Third Parties. IPCS shall direct all official
             ---------------------------------
communications with any third parties providing Services directly or indirectly under this Agreement through SDS to keep SDS adequately informed of any such communications.


         3.5 Access. IPCS shall provide SDS with free access to each project
             ------
site and shall know the terms of any lease or other agreement by which IPCS shall have rights to the site.


         3.6 Notice of Non-Conformance. IPCS shall give prompt written notice to
             -------------------------
SDS of any fault or defect noted by IPCS in the Services provided by SDS or any third party engaged by SDS.

4.       Compensation.
         -------------

         4.1 Payments. IPCS shall pay SDS the amounts set out on Exhibit B with
             --------                                            ---------
regard to each of the Services provided by SDS upon attaining the relevant milestones as specified therein, and subject to the hold back provisions of paragraph 4.5. If any service not specified on Exhibit B is later identified and
                                               ---------
is to be provided by SDS, the parties agree to negotiate reasonable compensation for such service and to set out their agreement in writing as an amendment to this Agreement prior to the provision of such service.


         4.2 Waiver by SDS. Acceptance by SDS of final payments shall constitute
             -------------
a waiver of all claims for payment, except for any retainage and claims previously made in writing and identified as unresolved at the time of written notice by SDS that final payment is due.


         4.3 Payments to Third Parties. Except to the extent IPCS is to be
             -------------------------
billed directly and is obligated to make payments directly to third parties as set out in Exhibit B, SDS will arrange to have all such invoices promptly
           ---------
delivered to IPCS in order to allow IPCS the full period to take advantage of any discount for prompt payment and otherwise to timely pay such invoices. SDS will promptly pay before they are due any and all invoices for Services or Supplies that are to be paid by SDS.

         4.4. SDS Invoices. SDS invoices and payment requests shall be
              ------------
accompanied by a summary of the progress of work on each site for which payment is being requested on that invoice. Each invoice submitted by SDS shall include all detail reasonably requested and required by IPCS in order to identify the full scope of services provided, the individual providing such services and the timeframe involved. SDS invoices shall be payable by IPCS 30 days after IPCS receives the invoice adequately documented as set out above, except that each SDS invoice shall allow IPCS the right to take a two percent (2%) discount for full payment within ten (10) days of IPCS' receipt of such invoice. Any SDS invoice not paid within 45 days of its due date shall accrue interest at a monthly rate equal to the lesser of (i) the maximum rate allowed by law, and
(ii) 1.5%.


         4.5 Hold Back. IPCS shall be entitled to hold back ten percent (10%) of
             ---------
each amount that SDS invoices to IPCS for construction costs to be paid, directly or indirectly, to third parties for each site until the development of that site is complete and the site has been accepted by IPCS. For the purposes of this provision, IPCS shall be deemed to have accepted a site when SDS has provided written notice to IPCS of site completion and IPCS has not, within seven (7) days after such written notice, provided written notice to SDS of any Services or other responsibilities of SDS that have yet to be completed for that site. Notwithstanding the foregoing, IPCS acknowledges that its acceptance shall not be conditioned upon performance of any radio equipment specified by IPCS or any third party.


         4.6 Disputed Invoices. In the event IPCS shall dispute the amount shown
             -----------------
as due on any invoice, IPCS shall immediately notify SDS and the parties agree to promptly review any matters in dispute and to reach a resolution on the amount properly due. IPCS shall pay any portions of a disputed invoice not in question. Any portion of an invoiced amount in dispute shall not accrue interest until thirty (30) days after such dispute is resolved as provided under this Agreement.


5.       Title and Risk of Loss.
         -----------------------

         5.1 Title. SDS will manage and coordinate site acquisition title work
             -----
requests ordered by IPCS' site acquisition agents and shall take all action necessary to assure that full and clear title to all of the personal property required for the completion of the Project is properly conveyed to IPCS on or before the date of final acceptance of each site. SDS will assure that good and clear title to any personal property for which payment has been made by IPCS shall be conveyed promptly upon payment throughout the course of the Project.


         5.2 Risk of Loss. Notwithstanding the passage of title, the risk of
             ------------
loss or damage to any personal or real property that has been or will be conveyed to IPCS under this Agreement and that is located at a specific site or is otherwise under SDS' control shall remain with SDS until IPCS shall take exclusive control thereof.


6.       Insurance and Bonds.
         --------------------

         6.1 Insurance. SDS shall maintain, and require each subcontractor or
             ---------
third party providing any Services or Supplies to maintain (unless otherwise agreed to in writing in advance [which may be evidenced by electronic mail transmission] by SDS and IPCS), in effect at all times during the performance of any portion of this Agreement, insurance coverage of the types and in the amounts as set forth below. Such insurance shall be in effect prior to commencement of any of the Services and shall be evidenced by certificates of insurance that provide for at least 30 days of advanced written notice to IPCS prior to cancellation, termination or alteration of the policy of insurance. All such insurance shall be provided by companies licensed to do business in the States of Iowa and Nebraska, and otherwise reasonably satisfactory to IPCS.


         6.1.1 Worker's Compensation. SDS shall maintain worker's compensation
               ---------------------
insurance in the following minimum amounts: employer's liability--$100,000 per each accident; employer's liability disease--$100,000 per each employee; employer's liability disease--$500,000 policy limit; worker's compensation-- statutory limit for each state in which any work is being performed; or, with respect to all of the foregoing, such higher amounts as may from time to time be required under the law of the state in which the work is being performed.

         6.1.2 Commercial General Liability and Excess (Umbrella) Liability.
               ------------------------------------------------------------
Commercial general liability and excess (umbrella) liability in a total combined limit for bodily injury and property damage, covering SDS with minimum limits of $1,000,000 for each occurrence for maintenance work and minimum coverage of $2,000,000 for each occurrence for construction work, with such coverage to be subject to a combined single limit of $5,000,000 aggregate for each occurrence. In the event the insurance requirements of this subparagraph are met by both primary and excess coverage, SDS agrees the primary coverage will be in an amount of at least

$500,000. This coverage will include Blanket Contractual, Contractor's Protective, Products and Completed Operations including Broad Form Property Damage, and will have no XCU exclusions. The Completed Operations coverage will remain in force for a period of two (2) years following final acceptance by IPCS and shall protect against claims that may arise out of or result from operation of the system away from any project site.

         6.1.3 Automobile Liability. SDS shall maintain automobile liability
               --------------------
insurance with minimum limits of $500,000 for combined single limit coverage on "any auto."


         6.1.4 Contractual Liability. Contractual liability insurance covering
               ---------------------
SDS' obligations under this Agreement, with minimum coverage limits of $250,000 for each person and $1,000,000 for each occurrence, for bodily injury; and $250,000 for each occurrence and $1,000,000 in aggregate for property damage.


         6.1.5 Builder's Risk. SDS shall maintain "all risk" builder's risk
               --------------
insurance endorsed for each site with a limit equal to the replacement value of the total Project.


Except as otherwise noted above, all policies of insurance shall be primary insurance. All policies of insurance shall be noncontributing with respect to persons or entities engaged in performance of the Services on site. Each policy for which such endorsement is available shall contain a "cross liability" or "severability of interest" endorsement or clause. IPCS shall not incur liability to an insurance carrier for payment of premiums for these policies by reason of its inclusion as an additional insured under any such policy.


         6.1.6. Waiver of Subrogation. SDS and IPCS hereby waive all rights
                ---------------------
against each other for damages covered by any type of insurance during and after the completion of the Project; provided that such waiver shall not invalidate or diminish any such coverage.


         6.1.7 Further Insurance. SDS shall also carry any additional insurance
               -----------------
that is generally carried to cover the reasonable risks of the activities SDS will be performing under this Agreement and in such amounts as shall provide reasonable coverage with regard to the risks involved therewith.


7.       Confidentiality. For the purposes of this Agreement all plans, design
         ---------------
criteria, information on prospective sites, financial information, drawings, specifications and any other information related to the Project and not generally known is defined herein as "Confidential Information." SDS agrees that it will maintain the confidentiality of all Confidential Information and will distribute such information only to those individuals with the need to know the same in order to provide the Services under this Agreement. Such Confidential Information, whether developed by IPCS, SDS or any third party pursuant to this Agreement shall be and remain the property of IPCS. SDS agrees not to use or disclose any such Confidential Information, directly or indirectly, during the term of this Agreement or at any time thereafter. SDS further agrees to require that any third party that shall provide any portion of the Services under this Agreement to agree in writing in advance to be bound to the provisions of this paragraph in the event such third party is presented with Confidential Information.


8.       Dispute Resolution.
         ------------------

         8.1 Arbitration. Any dispute under this Agreement shall be resolved in
             -----------
accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") then in effect and shall be decided by three (3) arbitrators selected in accordance with the Rules. The arbitrators shall meet in Chicago, Illinois and shall render a decision of the majority of them in writing stating the amount, if any, one party hereto is obligated to pay to the other. The decision of the arbitrators shall be rendered as soon as practical following commencement of the arbitration proceeding. The arbitrators shall deliver their written decision to both parties and a judgement may be entered on that decision in any court of competent jurisdiction, and enforcement may be had thereon. Any service of process required in connection with such arbitration may be made by personal delivery or by registered or certified mail, return receipt requested, addressed to each party as provided herein. All fees, costs and expenses of the prevailing party, including reasonable attorney's fees, shall be awarded and paid as determined by the arbitrators. Each party consents to the jurisdiction of the arbitrators and this provision shall be specifically enforceable.


         8.2 Continued Services. Unless otherwise agreed in writing, SDS agrees
             ------------------
to continue providing the Services and to maintain satisfactory progress during any period of arbitration proceedings, and IPCS shall continue to make payments to SDS as otherwise provided under this Agreement with regard to any matter not the subject of such arbitration.


9.       Ownership of Documents. Unless otherwise agreed in writing, all
         ----------------------
engineering documents, surveys, technical studies, environmental assessments, drawings, specifications and other documents containing technical information or specifications that are prepared or acquired by SDS or any third party as part of the provision of Services under this Agreement shall be and remain the property of IPCS.


10.      Cost Information. SDS shall maintain its records of expenses and other
         ----------------
records relating to the provisions of Services under this Agreement in accordance with generally accepted accounting principles consistently applied. SDS shall maintain complete records of all activity in regard to this Agreement throughout the term of this Agreement and for a period of four (4) years thereafter, and shall allow any authorized representative of IPCS full access to such records as reasonably required from time to time, upon reasonable notice and during business hours.


11.      Indemnification.
         ---------------

         11.1 Mutual Indemnification. Each party of this Agreement shall
              ----------------------
indemnify and hold harmless the other party together with that party's directors, officers, agents and employees, from any and all loss, cost or expense, including demands, judgements and attorney's fees, with regard to personal injury, death, property damage or any other cause resulting from the acts or omissions of a party, its agents, employees and subcontractors in connection with this Agreement or in connection with providing Services or Supplies under this Agreement. The party required to indemnify hereunder shall defend any suit or action and satisfy any judgement that may be rendered against the other party, and further agrees to provide prompt notice of any such suit or action and allow the party to be indemnified full opportunity to have its own counsel involved in such defense, although the party to be indemnified shall have no obligation to do so. To the extent insurance proceeds are ultimately available to pay any amount for which indemnification otherwise would be provided hereunder, such indemnity shall be waived, provided however that such waiver does not invalidate or otherwise defeat the availability of such insurance proceeds or the right of subrogation of any insurer.


         11.2 Liens. SDS shall further indemnify and hold harmless IPCS and any
              -----
property that is, or is to become, owned by IPCS under this Agreement from all costs, fees and expenses of any nature, including attorney's fees, resulting from any lien or encumbrance that arises with respect to such property as a result of the provision of any of the Services or Supplies under this Agreement.


         11.3 Hazardous Material Indemnity. SDS warrants that it will not
              ----------------------------
transport, store, or otherwise make use of any hazardous material on any Project site or with respect to services to be performed under this Agreement, and shall indemnify and hold harmless IPCS from and against any and all claims, losses and expenses of any nature, including attorney's fees, arising with respect to any breach of this warranty. The term "hazardous material" shall include any substances or materials the presence of which on the site would create any liability or potential liability to any owner or operator of the property for clean-up, remediation or otherwise with regard to such material, any structure, the soil and/or groundwater, and without regard to whether such liability arises under federal, state or local law, ordinance, rule or regulation.


12.      Termination.
         -----------

         12.1 Termination by IPCS. IPCS may terminate this Agreement without
              -------------------
further obligation or liability as follows:


         12.1.1 For Cause. IPCS may terminate this Agreement immediately upon
                ---------
notice to SDS for good cause shown. Good cause shall include, by way of example and not limitation, any material breach of this Agreement by SDS that remains uncured more than ten (10) days after notice thereof to SDS, or failure by SDS to make reasonable progress towards completion of the requirements of this Agreement, including failure of SDS and/or any third party it engages to perform any of the Services to make continuous, timely and proportionate progress towards completion of the Build Out Plan detailed on Exhibit D.
                                                     ---------

         12.1.2 Without Need to Show Cause. IPCS may terminate this Agreement
                --------------------------
without need to show cause on thirty (30) days prior notice.

         12.2 Termination by SDS. SDS may terminate this Agreement in the event
              ------------------
that any material default by IPCS that shall remain uncured more than thirty
(30) days after notice thereof from SDS to IPCS.


         12.3 Compensation to SDS. In the event this Agreement is terminated for
              -------------------
any reason other than cause under subparagraph 12.1.1 above, SDS shall be entitled to appropriate compensation under this Agreement and pursuant to Exhibit B through the effective date of such termination and for reimbursement
---------
of any proper third party expenses incurred through such date.


         12.4 Assignments. Upon the termination of this Agreement for any
              -----------
reason, SDS shall assign and otherwise transfer and convey to IPCS, or as IPCS shall direct, any and all rights under any agreements entered by SDS with third parties (which shall include any entities affiliated directly or indirectly with SDS) to provide Services or Supplies for the Project.


         12.5 Additional Expenses. In the event this Agreement is terminated for
              -------------------
cause pursuant to subparagraph 12.1.1. above, SDS shall be responsible for any and all additional costs and expenses, including reasonable attorney's fees, incurred by IPCS in obtaining replacement services required for the completion of the Project, to the extent the costs thereof exceed the amounts otherwise to have been paid to SDS hereunder.


13.      Miscellaneous Provisions.
         ------------------------

         13.1 Force Majeure. Each party shall be excused from any performance
              -------------
required under this Agreement to the extent such performance is rendered impossible due to an event beyond the control of such party; provided however, that each party shall use all best efforts to minimize any delay resulting therefrom and mitigate any losses that may result.


         13.2 Independent Contractor. SDS is an independent contractor. SDS
              ----------------------
shall be solely liable for all taxes of any nature, including withholding taxes, with regard to its activities and employees. Except has specifically provided in this Agreement, SDS shall not have any right to bind IPCS and shall not so represent.


         13.3 Notices. Any notice required or permitted herein shall be in
              -------
writing and shall be personally delivered or delivered by certified mail, return receipt requested, by recognized national overnight courier, or by facsimile with confirmation of receipt, and shall be addressed to each party as specified below:


IPCS                                 SDS
----                                 ---

iPCS Wireless, Inc.                  SDS Wireless, Inc.
1900 E. Golf Road, Suite 900         2201 W. Royal Lane, Ste. 210
Schaumburg, IL 60173                 Irving, Texas 75063
Fax: (847) 517-1429                  Fax: 972-869-1215
Attn: Anthony R. Muscato             Attn: President and General Counsel

Notices so given shall be effective upon the earlier of receipt or three (3) days after certified mailing.


         13.4 Entire Agreement. This Agreement, together with all exhibits,
              ----------------
constitutes the entire Agreement between the parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous oral or written agreements, all of which shall be of no force and effect except to the extent set out herein. The parties acknowledge that it is their intent that work in process to date shall be governed by the terms of this Agreement. This Agreement may not be modified except in writing signed by both parties. No waiver of any breach by either party at any time shall constitute a waiver of the same or any other breach at any subsequent time.


         13.5 Captions. The captions used in this Agreement are for convenience
              --------
and shall not be used to construe any of the provisions of this Agreement.


         13.6 Severability. If any provisions of this Agreement shall be
              ------------
determined to be invalid or unenforceable, such provisions shall be deemed severable and shall be severed to the extent of such determination, and the remainder of the Agreement shall continue in full force and effect.


         13.7 Assignment. SDS shall not assign any of its rights or duties of
              ----------
this Agreement without the prior written consent of IPCS, which may be withheld in the sole discretion of IPCS. Any attempt at such assignment without such prior written consent of IPCS shall be void.


         13.8 Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Illinois, without regard to its choice of law provisions.


         13.9 No Strict Construction. The language used herein represents the
              ----------------------
agreement of the parties and no rule of strict construction shall be applied against either party.


         13.10 Survival. Any provision of this Agreement intended for the
               --------
protection of either party or the enforcement of rights hereunder shall survive the termination of this Agreement.


         13.11 Authorization. The individuals executing this Agreement warrant
               -------------
full authority to do so on behalf of the respective party.


         13.12 Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be an original document, but all of which taken together shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed on the date first set forth above.


iPCS Wireless, Inc.                               SDS Wireless, Inc.


By:  /s/ Anthony R. Muscato                       By: /s/ Tracy A. Schrader
     -------------------------                       ---------------------------
         Anthony R. Muscato,                              Tracy A. Schrader
         Senior Vice President and                        Vice President
         Chief Technical Officer

                                   EXHIBIT A
                                   ---------

                        IPCS Iowa and Nebraska Markets
                        ------------------------------


                  BTA#        BTA Name
                  ----        --------

                    70        Cedar Rapids, Iowa
                    332       Omaha, Nebraska (partial)
                    167       Grand Island-Kearney, Neb.
                    61        Burlington, Iowa
                    150       Fort Dodge, Iowa
                    205       Iowa City, Iowa
                    337       Ottumwa, Iowa
                    285       Mason City, Iowa
                    323       Norfolk, Nebraska
                    256       Lincoln, Nebraska (partial)
                    185       Hastings, Nebraska
                    283       Marshalltown, Iowa

                                   EXHIBIT B
                                   ---------

                                   Services
                                   --------

                                (see attached)

                                 Scope of Work

                              Project Management
                              ------------------

1.     Assign RF search rings to the site acquisition companies.
2. Weekly track and manage site acquisition firms and provide weekly project status reports to IPCS.
3.     Track FAA & FCC filings.
4.     Schedule and conduct construction walks with the site acquisition agents.
5.     Order and track zoning drawings.
6.     Manage Purchase Order Requests and Purchase Orders.
7.     Track leasing and zoning of sites.
8.     Provide total information technology network system support.
9.     Order and maintain office supplies.
10.    Recruit and provide support staff.
11. Manage and coordinate site acquisition title work requests ordered by site acquisition agents.
12.    Order and track requests for A&E drawings.
13.    Track requests for NEPA.
14.    Order and track Phase I and Geotechnical reports.
15. Order and track all tower drawings, structural tests and foundation designs.
16.    Manage documentation packages from site acquisition companies.
17. Track interconnect and schedule and track installation of BTS equipment with BTS equipment vendor.
18. Manage, supervise and assure timely compliance by TWS with its obligations concerning the purchase and installation of certain of IPCS's initial equipment at each site as specified in the BTS Agreement, a nd assure that all provisions of this agreement that would apply to such work if it were required to be completed by SDS are appropriately implemented for the benefit of IPCS, and are adhered to by TWS in performing such work.

Project Management services will be billed at $**** per site, with (i) $**** becoming due and payable upon issuance of the search ring for the site; (ii) $**** becoming due and payable upon commencement of construction of the site;
(iii) $**** becoming due and payable upon completion of construction of the site; and (iv) $**** becoming due and payable upon presentation to IPCS of the close-out documentation for the site.


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                            Construction Management

     Upon receipt of the "Documentation Package," including lease agreement between IPCS and its landlord, excluding terms and payment, 2-C letter, survey/site plans, geo-technical report, tower and foundation drawings (where applicable), structural analysis (where applicable), RF final configuration sheet, construction drawings issued for construction, FAA/FCC approval (where applicable), written notice to proceed from IPCS and landlord contact information, SDS will then commence to do the following:

1.   Receive building permit from IPCS or IPCS' representative(s).
       a. Pull all permits from local governing jurisdictions to start construction (optional -see pricing below).
       b. Take address from building permit and coordinate/manage power and telco demarcation and routing in the field.
2.   Attend weekly meetings on data tracking and project management.
3.   Prepare documentation and organize bid walk.
4. Manage entire bid process through award of contract, to include any and all purchase order requests as it relates to the construction activity, upon approval of IPCS.
5. Implement a schedule with detailed activities with appropriate timeframes for both IPCS and contractor.
6. Manage "request for competitive pricing" process for all applicable materials. Manage procurement and delivery of all material. To include tower, tower material, shelter, antennas, coax and support hardware (optional - see pricing below).
7. Coordination of pre-construction meetings with IPCS, contractor and landlord.
8.   Manage implementation of all civil, mechanical, electrical and tower work.
9. Coordination of post-construction meetings with IPCS, contractor and landlord.
10. Manage all of the end procurement work to include sweep tests, megger tests, and site binders.
11.  Coordination of site hand off to operations department at IPCS.
12.  Approval and processing of any construction invoicing.
13.  Site acceptance by IPCS or its representative(s).

Construction Management services will be billed at $**** per site, with (i) **** becoming due and payable upon commencement of construction of the site, and (ii) the remaining $**** becoming due and payable upon completion of construction of the site.

Additional services (at IPCS' request):

Pulling Permits:  Cost plus $**** per site, payable net 30.
Procurement and Material Management: $**** per site, with (i) $**** becoming due and payable upon commencement of construction of the site, and (ii) the remaining $**** becoming due and payable upon completion of construction of the site.
Hourly rate for "Special Projects": $**** per hour, payable net 30.


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT C
                                   ---------


                            List of Subcontractors
                            ----------------------

****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT D
                                   ---------


                              IPCS Build Out Plan
                              -------------------

BTA#          BTA Name                          NRD           Market Launch
70            Cedar Rapids, Iowa                Already launched--fill in only
332           Omaha, Nebraska (partial)         ****          ****
167           Grand Island-Kearney, Neb.        ****          ****
61            Burlington, Iowa                  03/15/01 03/30/01
150           Fort Dodge, Iowa                  ****          ****
205           Iowa City, Iowa                   Already launched--fill in only
337           Ottumwa, Iowa                     03/15/01 03/30/01
285           Mason City, Iowa                  ****          ****
323           Norfolk, Nebraska                 ****          ****
256           Lincoln, Nebraska (partial)       ****          ****
185           Hastings, Nebraska                ****          ****
283           Marshalltown, Iowa                ****          ****




[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT E
                                   ---------


                   Sprint PCS Technical Program Requirements
                   -----------------------------------------

                                (see attached)

                                   EXHIBIT F
                                  ----------

              Certificate of Compliance with Federal Regulations

In consideration of, and as a requirement under, a contract with iPCS Wireless, Inc., the undersigned "contractor", "vendor" or "consultant" agrees to the following and further agrees that this Certification shall be a part of each purchase order, supply agreement, or contract between iPCS Wireless, Inc. and the undersigned.

1.   Equal Opportunity
     -----------------
     Executive Order 11246 is herein incorporated by reference.

2.   Affirmative Action Compliance
     -----------------------------
     If undersigned contract has 50 or more employees and if this contract is for $50,000 or more, Contractor shall develop a written Affirmative Action Compliance Program for each of its establishments, as required by rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2)

3.   Affirmative Action for Special Disabled and Vietnam Era Veterans
     ----------------------------------------------------------------
     If this contract exceeds $10,000, the undersigned Contractor certifies that the Contractor does not discriminate against any employee or applicant because the person is a special disabled or Vietnam Veteran and complies with the rules, regulations and relevant orders of the Secretary of Labor issued pursuant to the Vietnam Veterans Readjustment Assistance Act of 1972, as amended.

     Contractor hereby represents that it has developed and has on file, at each establishment, affirmative action programs for Special Disabled and Vietnam Era Veterans required by the rules and regulations of the Secretary of Labor (41 CFR 60-250).

4.   Affirmative Action for Handicapped Workers
     ------------------------------------------
     If this contract exceeds $2,500, the undersigned Contractor certifies that the Contractor does not discriminate against any employee or applicant because of physical or mental handicap and complies with the rules, regulations and relevant orders of the Secretary of Labor issued under the Rehabilitation Act of 1973, as amended.

     Contractor hereby represents that it has developed and has on file, at each establishment, affirmative action programs for Handicapped Workers required by the rules and regulations of the Secretary of Labor (41 CFR 60-741).

5.   Employer Information Report  (EEO-1 Standard Form 100)
     ---------------------------
     If undersigned Contractor has 50 or more employees and if this contract is for $10,000 or more, Contractor shall complete and file government Standard Form 100, Equal Employment Opportunity Employer Information Report EEO-1, in accordance with instructions contained therein.

6.   Compliance Review
     -----------------
     The undersigned Contractor certifies that it has not been subject to a Government equal opportunity compliance review. If the Contractor has been reviewed, that review occurred on ________________ (date).

7.   Utilization of Small Business, Small Disadvantaged Business, and Women-
     ----------------------------------------------------------------------
     Owned Small Business
     --------------------
     It is the policy of iPCS Wireless, Inc., consistent with Federal Acquisition Regulations (FAR 52.219-8 and FAR 52.219-13), that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, and women-owned businesses shall have the maximum practicable opportunity to participate in performing subcontracts under Government contracts for which iPCS Wireless, Inc. is the Government's Prime Contractor. iPCS Wireless, Inc. awards contracts to small businesses to the fullest extent consistent with efficient prime contract performance. The Contractor agrees to use its best efforts to carry out this policy in the award of its subcontract to the fullest consistent with the efficient performance of this contract.

     Contractor hereby represents that it ____ is ____ is not a small business, ____ is ____ is not a small business owned and controlled by socially and economically disadvantaged individuals, and ____ is ____ is not a small business controlled and operated as a women-owned small business as defined by the regulations implementing the Small Business Act.

     If the answer to any of the above is in the affirmative, Contractor further agrees to complete a Small/Minority/Women Owned Business Self Certification Form. This form is available by contacting Mr. M. Lynn Pike at iPCS Wireless, Inc., 111 East First Street
     Geneseo, IL 61254, (309) 944-8001.

8.   Certification of Nonsegregated Facilities
     -----------------------------------------
     If this contact is expected to exceed $10,000, the undersigned Contractor certifies as follows:

     The Contractor certifies that the Contractor does not or will not maintain or provide for its employees any segregate facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control, where segregated facilities are maintained. The Contractor agrees that a breach of this Certification is a violation of the Equal Opportunity provision of this contract. As used in this Certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise. Contractor further agrees that (except where it has obtained identical certifications from proposed subcontracts for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity Clause; and that it will retain such certification in its files.

9.   Clean Air and Water
     -------------------
     The undersigned Contractor certifies that any facility to be used in the performance of this contract ____ is ____ is not listed on the Environmental Protection Agency List of Violating Facilities.

     The undersigned Contractor agrees to immediately notify iPCS Wireless, Inc., immediately upon the receipt of any communication from the Administrator or a designee of the Environmental Protection Agency indicating that any facility that the Contractor proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities. iPCS Wireless, Inc. includes this certification and agreement pursuant to FAR 52-223-1(c) which requires including such paragraph (c) in every nonexempt subcontract.


                              Contractor:


                              _________________________________________
                              Company Name

                              _________________________________________
                              Address

                              _________________________________________
                              City            State          Zip

                              By:______________________________________

                              Name:____________________________________

                              Title: ____________________________________